UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2023

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RENO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Registered Public Accounting Firm

On January 27, 2023, Renovare Environmental, Inc., a Delaware corporation (“Registrant”) received notice that Marcum LLP (“Marcum”), the Registrant’s Independent Certifying Accountant resigned.

Marcum’s reports on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

During the years ended December 31, 2021 and 2020, and through January 27, 2023, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference thereto in connection with the reports on the financial statements for such years. During the years ended December 31, 2020 and 2021, and through January 27, 2023,there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

In connection with the preparation of the Registrant’s Annual Reports for the years ended December 31, 2021 and 2020 and through the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, Marcum advised and the Registrant disclosed that a material weakness existed and that the Registrant’s internal control over financial reporting was not effective for the purpose for which it was intended and determined there to be a material weakness.

The Registrant provided Marcum with a copy of the foregoing disclosures and requested Marcum to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Marcum agrees with the disclosures. A copy of Marcum’s letter is filed as Exhibit 16.2 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On January 31, 2023, the Sole Director of the Registrant, engaged Prager Metis CPAs, LLC (“Prager”) as the Registrant’s new independent registered public accounting firm. During the Registrant’s fiscal years ended December 31, 2021 and 2020, and through January 27, 2023, neither the Registrant, nor anyone acting on its behalf, consulted with Prager regarding the application of accounting principle to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advise was provided that Prager concluded was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or other financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Marcum LLP regarding matters disclosed in Item 4.01 of this Current Report on Form 8-K
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023	RENOVARE ENVIRNMENTAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer